UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357

                FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               Address of principal executive offices) (Zip code)

           CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end:  03/31

Date of reporting period: 03/31/07

ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                                  MARCH 31, 2007
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                ANNUAL REPORT                               INCOME
--------------------------------------------------------------------------------

                               FRANKLIN TEMPLETON
                          LIMITED DURATION INCOME TRUST

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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth-and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

ANNUAL REPORT

Franklin Templeton Limited Duration Income Trust ..........................    1

Performance Summary .......................................................    6

Annual Shareholders' Meeting ..............................................    7

Dividend Reinvestment Plan ................................................    8

Financial Highlights and Statement of Investments .........................   11

Financial Statements ......................................................   23

Notes to Financial Statements .............................................   26

Report of Independent Registered Public Accounting Firm ...................   35

Tax Designation ...........................................................   36

Board Members and Officers ................................................   37

Shareholder Information ...................................................   42

--------------------------------------------------------------------------------

Annual Report

Franklin Templeton
Limited Duration Income Trust

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible, through a portfolio consisting primarily of high yield corporate bonds, floating rate bank loans and mortgage-and other asset-backed securities.

Dear Shareholder:

We are pleased to bring you Franklin Templeton Limited Duration Income Trust's annual report for the fiscal year ended March 31, 2007.

PERFORMANCE OVERVIEW

For the year under review, Franklin Templeton Limited Duration Income Trust posted cumulative total returns of +8.29% based on net asset value and +19.66% based on market price. Net asset value increased from $14.14 per share on March 31, 2006, to $14.24 at period-end, and the market price increased from $12.87 to $14.27 over the same period. You can find the Fund's performance data in the Performance Summary on page 6.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy grew moderately during the year ended March 31, 2007. Overall, several factors contributed to real growth. An improved labor market and higher personal incomes helped support consumer spending. Although a

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.


                                                               Annual Report | 1

PORTFOLIO BREAKDOWN
Based on Total Investments as of 3/31/07*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Floating Rate Loans                                                       34.8%
High Yield Corporate Bonds                                                32.0%
Mortgage-Backed Securities                                                24.8%
Foreign Government & Agency Securities                                     3.7%
Other Asset-Backed Securities                                              3.5%
Short-Term Investments & Other Net Assets                                  1.2%

* Total investments include long-term and short-term investments and other net assets excluding preferred stock issued by the Fund.

slowing housing market and moderating profit growth dampened economic expansion, consumer spending for services and durable goods, and state and local government spending, contributed to growth in the first quarter of 2007.

Oil prices were volatile and reached a historical high in July 2006 before moderating. Headline, or overall, inflation and core inflation, which excludes food and energy costs, experienced some upward pressure. March's headline Consumer Price Index (CPI) reported a 12-month rise of 2.8%, while core CPI increased 2.5%. 1

The Fed raised the federal funds target rate to 5.25% in June, and then kept the rate steady from June 30 through the end of the reporting period. On March 21, 2007, the Fed changed its stance in its statement that communicates policy and appeared to drop its long-held tightening bias. The Fed indicated that core inflation was somewhat elevated and remained a key concern. Nevertheless, the markets continued to anticipate the Fed would lower the federal funds target rate, although the exact timing was still uncertain.

The 10-year Treasury note yield fell from 4.86% at the beginning of the period to 4.65% on March 31, 2007. Typically, the intermediate portion of the yield curve generally reflects market expectations of the future direction of inflation. Relatively moderate inflation as well as some concerns about the slowing housing market and its potential effect on the economy, contributed to this decline in interest rates.

INVESTMENT STRATEGY

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate bank loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund's fixed income portfolio. Within the corporate bond and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, pricing inefficiencies and underlying collateral characteristics.

1.    Source: Bureau of Labor Statistics.


2 | Annual Report

MANAGER'S DISCUSSION

During the Fund's fiscal year, the economy grew, albeit at a slower rate than in previous years. Intermediate-term interest rates were volatile, but generally declined. This environment favored asset classes, such as high yield bonds, that benefit from economic growth yet are less sensitive to interest rate increases. High yield bonds benefited from favorable fundamentals and a low default rate, despite historically rich valuations. Likewise, bank loans benefited from solid credit fundamentals, although the refinancing of many existing loans with lower-yielding and less restrictive loans limited total returns. Mortgages benefited from the general decline in intermediate-term interest rates and generated solid returns. The Fund's exposure to high yield bonds and mortgages was generally unchanged from the beginning of the Fund's fiscal year versus period-end, while we slightly increased our investments in bank loans.

Resurgence in leveraged buyout (LBO) activity was a major driver of heavy new issuance of high yield corporate bonds during the Fund's fiscal year. Several notable LBOs were completed during the period, including HCA, Freescale Semiconductor and Univision. The market proved resilient and easily absorbed the increasing supply to finance these transactions. The Fund held a slightly underweighted position in high yield corporate bonds during the year under review. This positioning reflected a positive credit environment, with strong corporate earnings, low default rates and healthy balance sheet liquidity. However, our analysis shows valuations remain expensive compared to historical levels, and the quality of recent offerings has declined. At period-end, we continued to view the sector's fundamental trends favorably, but given the somewhat rich valuations, we have maintained a weighting slightly below neutral, with neutral roughly equivalent to one-third of the portfolio.

The bank loan market experienced record levels of new-issue volume during the period. Mergers and acquisitions and LBO activity contributed to supply, and robust investor demand led to the completion of large deals. Given the strong demand from traditional investors, as well as collateralized loan obligations and hedge funds, issuers loosened the covenants on new loans, providing them flexibility to remove some traditional, protective measures for investors. The Fund slightly increased its exposure to bank loans, which are secured, taking advantage of the inverted yield curve to move up in a company's capital structure without having to sacrifice as much yield as we might have in a positive sloping yield curve environment. Bank loans represented our largest sector weighting at period-end.

DIVIDEND DISTRIBUTIONS*
4/1/06-3/31/07

--------------------------------------------------------------------------------
MONTH                                                  DIVIDEND PER COMMON SHARE
--------------------------------------------------------------------------------
April                                                                 9.10 cents
--------------------------------------------------------------------------------
May                                                                   9.10 cents
--------------------------------------------------------------------------------
June                                                                  9.10 cents
--------------------------------------------------------------------------------
July                                                                  8.40 cents
--------------------------------------------------------------------------------
August                                                                8.40 cents
--------------------------------------------------------------------------------
September                                                             8.40 cents
--------------------------------------------------------------------------------
October                                                               8.40 cents
--------------------------------------------------------------------------------
November                                                              8.40 cents
--------------------------------------------------------------------------------
December                                                              8.40 cents
--------------------------------------------------------------------------------
January                                                               8.40 cents
--------------------------------------------------------------------------------
February                                                              8.40 cents
--------------------------------------------------------------------------------
March                                                                 8.40 cents
================================================================================
TOTAL                                                              $1.0290
--------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                               Annual Report | 3

Over the past 12 months, fixed rate mortgage-backed securities (MBS) and securitized debt, including asset-backed securities and commercial MBS, outperformed the broader investment grade fixed-income sectors. However, due to the lower yield and economic sensitivity of mortgage- and other asset-backed securities, their total returns trailed those of the Fund's other primary asset classes. Despite lower mortgage rates, the housing market slowed and prepayments remained relatively moderate. In this environment, we found opportunities in higher coupon MBS as prepayment risk was low.

Risk within the subprime residential mortgage market became elevated near period-end, as delinquencies increased on mortgages extended to lower-credit borrowers. As the number of delinquent mortgages climbed, demand declined for many subprime mortgages. The Fund does have modest exposure to the subprime sector. However, the Fund's bonds with exposure to subprime mortgage originators were purchased in 2003 and are therefore well-seasoned and less influenced by recent market events.


4 | Annual Report

Thank you for your continued participation in Franklin Templeton Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]        /s/ Christopher J. Molumphy

                       Christopher J. Molumphy, CFA

[PHOTO OMITTED]        /s/ Richard S. Hsu

                       Richard S. Hsu, CFA

[PHOTO OMITTED]        /s/ Eric G. Takaha

                       Eric G. Takaha, CFA

[PHOTO OMITTED]        /s/ Roger A. Bayston

                       Roger A. Bayston, CFA

[PHOTO OMITTED]        /s/ Glenn I. Voyles

                       Glenn I. Voyles, CFA

                       Portfolio Management Team
                       Franklin Templeton Limited Duration Income Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

Performance Summary as of 3/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------
SYMBOL: FTF                                         CHANGE       3/31/07        3/31/06
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.10       $14.24          $14.14
----------------------------------------------------------------------------------------
Market Price (AMEX)                                 +$1.40       $14.27          $12.87
----------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-3/31/07)
----------------------------------------------------------------------------------------
Dividend Income                       $1.0290
----------------------------------------------------------------------------------------

PERFORMANCE 1

-----------------------------------------------------------------------------------------------
                                                                             COMMENCEMENT OF
                                                    1-YEAR       3-YEAR    OPERATIONS (8/27/03)
-----------------------------------------------------------------------------------------------
Cumulative Total Return 2
-----------------------------------------------------------------------------------------------
   Based on change in NAV 3                          +8.29%      +21.49%         +30.16%
-----------------------------------------------------------------------------------------------
   Based on change in market price 4                +19.66%      +22.01%         +25.89%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2
-----------------------------------------------------------------------------------------------
   Based on change in NAV 3                          +8.29%       +6.70%          +7.61%
-----------------------------------------------------------------------------------------------
   Based on change in market price 4                +19.66%       +6.85%          +6.62%
-----------------------------------------------------------------------------------------------
      Distribution Rate 5                7.06%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL.

1. Figures are for common shares. As of 3/31/07, the Trust had leverage in the amount of approximately 33.29% of the Trust's total assets. The Trust employs leverage through the issuance of Auction Preferred Shares. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Trust's leverage may be offset by increased/decreased income from the Trust's floating rate investments.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

3.   Assumes reinvestment of distributions at net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment plan.

5. Distribution rate is based on an annualization of the Fund's 8.4 cent per share March dividend and the AMEX closing price of $14.27 on 3/31/07.


6 | Annual Report

Annual Shareholders' Meeting

SEPTEMBER 21, 2006

At an annual Meeting of Shareholders of Franklin Templeton Limited Duration Income Trust (the "Fund") held on September 21, 2006, shareholders approved the following:

Regarding the proposal to elect Trustees:

-------------------------------------------------------------------------------------------------
                         COMMON           % OF                                 % OF
                         SHARES       OUTSTANDING    % OF     WITHHELD OR   OUTSTANDING     % OF
TRUSTEES                  FOR            SHARES      VOTED      ABSTAIN        SHARES       VOTED
-------------------------------------------------------------------------------------------------
Frank W.T. LaHaye    22,368,751.280     83.654%     98.848%   260,798.000      0.975%      1.152%
-------------------------------------------------------------------------------------------------
Gordon S. Macklin    22,344,318.280     83.563%     98.740%   285,231.000      1.067%      1.260%
-------------------------------------------------------------------------------------------------
Frank A. Olson       22,362,739.280     83.632%     98.821%   266,810.000      0.998%      1.179%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                          PREFERRED       % OF                                 % OF
                           SHARES     OUTSTANDING    % OF     WITHHELD OR   OUTSTANDING     % OF
TRUSTEES                    FOR          SHARES      VOTED      ABSTAIN        SHARES       VOTED
-------------------------------------------------------------------------------------------------
Frank W.T. LaHaye         6,832.000     89.895%      99.91%      6.000         0.079%       0.09%
-------------------------------------------------------------------------------------------------
Gordon S. Macklin         6,832.000     89.895%      99.91%      6.000         0.079%       0.09%
-------------------------------------------------------------------------------------------------
Frank A. Olson            6,832.000     89.895%      99.91%      6.000         0.079%       0.09%
-------------------------------------------------------------------------------------------------
Charles B. Johnson        6,832.000     89.895%      99.91%      6.000         0.079%       0.09%
-------------------------------------------------------------------------------------------------


                                                               Annual Report | 7

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions ("Distributions") in shares of the Fund. PFPC, Inc. (the "Agent"), P.O. Box 43027, Providence, RI 02940-3027, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's Dividend Reinvestment Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.


8 | Annual Report

The market price of shares on a particular date shall be the last sales price on the American Stock Exchange, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants of the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued.


                                                               Annual Report | 9

Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at 1-800/331-1710. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.


10 | Annual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL HIGHLIGHTS

                                                                           -------------------------------------------------------
                                                                                            YEAR ENDED MARCH 31,
                                                                                 2007        2006          2005          2004 e
                                                                           -------------------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE
(for a common share outstanding throughout the year)
Net asset value, beginning of year .....................................   $    14.14   $   14.41     $   14.75     $   14.33
                                                                           -------------------------------------------------------
Income from investment operations a:
   Net investment income b .............................................         1.32        1.18          1.10          0.53
   Net realized and unrealized gains (losses) ..........................         0.16       (0.10)        (0.12)         0.63
   Dividends to preferred shareholders from net investment income ......        (0.35)      (0.26)        (0.13)        (0.03)
                                                                           -------------------------------------------------------
Total from investment operations .......................................         1.13        0.82          0.85          1.13
                                                                           -------------------------------------------------------
Less distributions to common shareholders from net investment income ...        (1.03)      (1.09)        (1.19)        (0.59)
                                                                           -------------------------------------------------------
Offering costs charged to capital:
   Common shares .......................................................           --          --            --         (0.03)
   Preferred shares ....................................................           --          --            --         (0.09)
                                                                           -------------------------------------------------------
Total offering costs ...................................................           --          --            --         (0.12)
                                                                           -------------------------------------------------------
Net asset value, end of year ...........................................   $    14.24   $   14.14     $   14.41     $   14.75
                                                                           =======================================================
Market value, end of year c ............................................   $    14.27   $   12.87     $   13.89     $   14.87
                                                                           =======================================================

Total return (based on market value per share) .........................        19.66%       0.60%         1.38%         3.16% f

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHARES
Expenses before expense reduction ......................................         1.27%       1.26%         1.21%         1.11%
Expenses net of expense reduction ......................................         1.26%       1.26% d       1.21% d       1.11% d,g
Net investment income ..................................................         9.32%       8.24%         7.50%         6.12% g

SUPPLEMENTAL DATA
Net assets applicable to common shares, end of year (000's) ............   $  380,813   $ 378,080     $ 385,344     $ 393,125
Portfolio turnover rate ................................................        52.17%      46.55%        55.02%        45.08%
Asset coverage per preferred share .....................................   $   75,107   $  74,747     $  75,703     $  76,727
Liquidation preference per preferred share .............................   $   25,000   $  25,000     $  25,000     $  25,000

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily common shares outstanding.

c     Based on the last sale on the American Stock Exchange.

d     Benefit of expense reduction rounds to less than 0.01%.

e     For the period August 27, 2003 (commencement of operations) to March 31,
      2004.

f     Total return is not annualized for periods less than one year.

g     Annualized.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 11

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT a        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 145.9%
    CORPORATE BONDS 47.9%
    COMMERCIAL SERVICES 3.4%
b,c ARAMARK Corp., senior note, B, 144A, FRN, 8.86%, 2/01/15 ..............   United States       1,800,000        $    1,858,500
    Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 .................   United States       4,000,000             4,385,000
    JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to
       5/17/07, 10.67% thereafter, 5/15/13 ................................   United States       2,500,000             2,593,750
  b Rental Service Corp., senior note, 144A, 9.50%, 12/01/14 ..............   United States       2,000,000             2,140,000
    United Rentals North America Inc., senior sub. note, 7.75%,
       11/15/13 ...........................................................   United States       2,000,000             2,065,000
                                                                                                                   --------------
                                                                                                                       13,042,250
                                                                                                                   --------------
    COMMUNICATIONS 6.1%
  b Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 ................      Jamaica          2,000,000             1,945,000
    Dobson Cellular Systems Inc., senior secured note, 9.875%,
       11/01/12 ...........................................................   United States       3,000,000             3,285,000
    Intelsat Subsidiary Holding Co. Ltd., senior note, 8.25%,
       1/15/13 ............................................................      Bermuda          3,000,000             3,142,500
    Millicom International Cellular SA, senior note, 10.00%,
       12/01/13 ...........................................................    Luxembourg         3,000,000             3,300,000
    Qwest Communications International Inc., senior note, B, 7.50%,
       2/15/14 ............................................................   United States       3,000,000             3,105,000
  c Rogers Wireless Communications Inc., senior secured note, FRN,
       8.48%, 12/15/10 ....................................................      Canada           2,000,000             2,045,000
  b Wind Acquisition Finance SA, senior note, 144A, 10.75%,
       12/01/15 ...........................................................       Italy           3,000,000             3,450,000
    Windstream Corp., senior note, 8.625%, 8/01/16 ........................   United States       2,800,000             3,076,500
                                                                                                                   --------------
                                                                                                                       23,349,000
                                                                                                                   --------------
    CONSUMER DURABLES 3.7%
    Beazer Homes USA Inc., senior note, 8.375%, 4/15/12 ...................   United States       2,000,000             1,935,000
    Ford Motor Credit Co.,
          5.625%, 10/01/08 ................................................   United States       4,000,000             3,921,044
        c FRN, 9.81%, 4/15/12 .............................................   United States       1,000,000             1,061,460
          senior note, 9.875%, 8/10/11 ....................................   United States         500,000               529,968
    Jarden Corp., senior sub. note, 7.50%, 5/01/17 ........................   United States       1,500,000             1,522,500
    Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ..................   United States       1,300,000             1,329,250
    KB Home, 6.375%, 8/15/11 ..............................................   United States       4,000,000             3,897,976
                                                                                                                   --------------
                                                                                                                       14,197,198
                                                                                                                   --------------
    CONSUMER NON-DURABLES 2.3%
    Reynolds American Inc., senior secured note, 7.25%, 6/01/13 ...........   United States       2,000,000             2,105,820
    Smithfield Foods Inc., senior note, 8.00%, 10/15/09 ...................   United States       3,000,000             3,142,500
    Tyson Foods Inc., senior note, 8.25%, 10/01/11 ........................   United States       3,000,000             3,299,631
                                                                                                                   --------------
                                                                                                                        8,547,951
                                                                                                                   --------------
    CONSUMER SERVICES 9.2%
    Boyd Gaming Corp., senior sub. note, 8.75%, 4/15/12 ...................   United States       2,000,000             2,097,500
    CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ..................      Canada           3,000,000             3,120,000
    CCH II LLC, senior note, 10.25%, 9/15/10 ..............................   United States       4,000,000             4,240,000


12 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT a        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    CONSUMER SERVICES (CONTINUED)
    Clear Channel Communications Inc., senior note, 7.65%,
      9/15/10 .............................................................   United States       2,000,000        $    2,113,440
    CSC Holdings Inc., senior note, 8.125%, 7/15/09 .......................   United States       3,000,000             3,120,000
    DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 ....................   United States       2,000,000             2,117,500
    Liberty Media Corp., senior note, 7.875%, 7/15/09 .....................   United States       2,000,000             2,108,200
    LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ................   United States       3,000,000             2,951,250
    MGM MIRAGE Inc., senior note, 6.75%, 4/01/13 ..........................   United States       4,000,000             3,990,000
    Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ........   United States       3,000,000             3,202,500
    Quebecor Media Inc., senior note, 7.75%, 3/15/16 ......................      Canada           1,700,000             1,755,250
  b Rainbow National Services LLC, senior sub. deb., 144A, 10.375%,
      9/01/14 .............................................................   United States       1,000,000             1,123,750
    Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10 .............   United States       3,000,000             3,205,629
                                                                                                                   --------------
                                                                                                                       35,145,019
                                                                                                                   --------------
    ELECTRONIC TECHNOLOGY 2.7%
b,c Freescale Semiconductor Inc., senior note, 144A, FRN, 9.23%,
      12/15/14 ............................................................   United States       2,000,000             2,005,000
  b NXP BV/NXP Funding LLC, 144A, 7.875%, 10/15/14 ........................    Netherlands        2,000,000             2,075,000
    Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13 ...................   United States       3,000,000             2,745,000
    Solectron Global Finance Ltd., senior sub. note, 8.00%, 3/15/16 .......   United States       2,000,000             2,005,000
  b TransDigm Inc., senior sub. note, 144A, 7.75%, 7/15/14 ................   United States       1,500,000             1,556,250
                                                                                                                   --------------
                                                                                                                       10,386,250
                                                                                                                   --------------
    ENERGY MINERALS 1.9%
    Chesapeake Energy Corp., senior note, 7.50%, 6/15/14 ..................   United States       4,000,000             4,210,000
    Mariner Energy Inc., senior note, 7.50%, 4/15/13 ......................   United States       2,000,000             1,975,000
    Pogo Producing Co., senior sub. note, 7.875%, 5/01/13 .................   United States       1,200,000             1,215,000
                                                                                                                   --------------
                                                                                                                        7,400,000
                                                                                                                   --------------
    FINANCE 1.1%
    GMAC LLC,
      7.25%, 3/02/11 ......................................................   United States       2,000,000             2,012,726
      6.875%, 8/28/12 .....................................................   United States       2,000,000             1,994,156
                                                                                                                   --------------
                                                                                                                        4,006,882
                                                                                                                   --------------
    HEALTH SERVICES 4.8%
    DaVita Inc.,
      senior note, 6.625%, 3/15/13 ........................................   United States       1,900,000             1,909,500
      senior sub. note, 7.25%, 3/15/15 ....................................   United States       1,000,000             1,016,250
    Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ..............      Germany          3,000,000             3,045,000
  b HCA Inc., senior secured note, 144A, 9.125%, 11/15/14 .................   United States       3,000,000             3,213,750
    Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 .................   United States       3,500,000             3,290,000
b,c U.S. Oncology Holdings Inc., senior note, 144A, FRN, 9.797%,
      3/15/12 .............................................................   United States       1,800,000             1,827,000
    Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
      10/01/14 ............................................................   United States       4,000,000             4,070,000
                                                                                                                   --------------
                                                                                                                       18,371,500
                                                                                                                   --------------


                                                              Annual Report | 13

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT a        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    INDUSTRIAL SERVICES 1.1%
    Compagnie Generale de Geophysique-Veritas, senior note, 7.50%,
      5/15/15 .............................................................      France           1,000,000        $    1,035,000
    El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 ..............   United States       3,000,000             3,145,737
                                                                                                                   --------------
                                                                                                                        4,180,737
                                                                                                                   --------------
    NON-ENERGY MINERALS 0.8%
  c Freeport-McMoRan Copper & Gold Inc., senior note, FRN, 8.564%,
      4/01/15 .............................................................   United States       3,000,000             3,161,250
                                                                                                                   --------------
    PROCESS INDUSTRIES 5.6%
    Buckeye Technologies Inc., senior sub. note, 8.00%, 10/15/10 ..........   United States       2,000,000             2,000,000
    Crown Americas Inc., senior note, 7.625%, 11/15/13 ....................   United States       3,000,000             3,101,250
    Graphic Packaging International Corp., senior note, 8.50%,
      8/15/11 .............................................................   United States       2,000,000             2,090,000
  b Huntsman International LLC, senior note, 144A, 7.875%,
      11/15/14 ............................................................   United States       1,700,000             1,765,875
    JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 .....................      Ireland          3,000,000             3,075,000
    Lyondell Chemical Co., senior note, 8.00%, 9/15/14 ....................   United States       2,000,000             2,105,000
b,d MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ................   United States         700,000               721,000
    Nalco Co.,
      senior note, 7.75%, 11/15/11 ........................................   United States       2,000,000             2,060,000
      senior sub. note, 8.875%, 11/15/13 ..................................   United States       2,000,000             2,135,000
b,c Verso Paper Holdings LLC, senior note, 144A, FRN, 9.11%,
      8/01/14 .............................................................   United States       2,000,000             2,060,000
                                                                                                                   --------------
                                                                                                                       21,113,125
                                                                                                                   --------------
    PRODUCER MANUFACTURING 1.4%
    Case New Holland Inc., senior note, 9.25%, 8/01/11 ....................   United States       3,000,000             3,165,000
    RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 ...............   United States       2,000,000             2,090,000
                                                                                                                   --------------
                                                                                                                        5,255,000
                                                                                                                   --------------
    REAL ESTATE INVESTMENT TRUST 0.8%
    Host Marriott LP, senior note, K, 7.125%, 11/01/13 ....................   United States       3,000,000             3,082,500
                                                                                                                   --------------
    RETAIL TRADE 0.6%
  b Michaels Stores Inc., senior note, 144A, 10.00%, 11/01/14 .............   United States       2,000,000             2,150,000
                                                                                                                   --------------
    TECHNOLOGY SERVICES 0.3%
    SunGard Data Systems Inc., senior note, 9.125%, 8/15/13 ...............   United States       1,000,000             1,077,500
                                                                                                                   --------------
    UTILITIES 2.1%
    Aquila Inc., senior note, 9.95%, 2/01/11 ..............................   United States       2,000,000             2,200,000
    NRG Energy Inc., senior note, 7.25%, 2/01/14 ..........................   United States       2,800,000             2,877,000
    TXU Corp., 4.80%, 11/15/09 ............................................   United States       3,000,000             2,961,915
                                                                                                                   --------------
                                                                                                                        8,038,915
                                                                                                                   --------------
    TOTAL CORPORATE BONDS (COST $177,425,659) .............................                                           182,505,077
                                                                                                                   --------------


14 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT a        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES 37.3%
  c FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.5%
    FHLMC, 3.326%, 5/01/34 ................................................   United States       1,940,589        $    1,953,832
                                                                                                                   --------------
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 14.3%
    FHLMC Gold 15 Year, 4.50%, 6/01/18 - 9/01/18 ..........................   United States       3,029,709             2,941,564
    FHLMC Gold 15 Year, 5.00%, 9/01/18 ....................................   United States       4,030,286             3,984,847
    FHLMC Gold 15 Year, 5.00%, 11/01/18 ...................................   United States       2,423,361             2,396,039
    FHLMC Gold 15 Year, 5.50%, 7/01/19 ....................................   United States         308,260               309,275
    FHLMC Gold 30 Year, 5.50%, 8/01/33 ....................................   United States       5,201,599             5,159,200
    FHLMC Gold 30 Year, 5.50%, 12/01/34 - 2/01/35 .........................   United States       2,838,890             2,813,433
    FHLMC Gold 30 Year, 5.50%, 2/01/37 ....................................   United States       3,995,960             3,953,961
    FHLMC Gold 30 Year, 6.00%, 7/01/28 - 4/01/35 ..........................   United States       8,639,333             8,739,649
    FHLMC Gold 30 Year, 6.00%, 7/01/36 ....................................   United States       6,000,000             6,048,339
    FHLMC Gold 30 Year, 6.00%, 10/01/36 ...................................   United States      10,444,495            10,528,641
    FHLMC Gold 30 Year, 6.50%, 1/01/35 ....................................   United States       3,336,197             3,418,067
    FHLMC Gold 30 Year, 7.00%, 9/01/27 ....................................   United States       1,060,149             1,102,697
    FHLMC Gold 30 Year, 8.00%, 1/01/31 ....................................   United States         227,143               239,095
    FHLMC Gold 30 Year, 8.50%, 7/01/31 ....................................   United States       2,458,495             2,643,444
                                                                                                                   --------------
                                                                                                                       54,278,251
                                                                                                                   --------------
  c FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 0.7%
    FNMA, 4.611%, 7/01/34 .................................................   United States       2,528,380             2,508,614
    FNMA, 5.99%, 6/01/32 ..................................................   United States         107,242               108,994
                                                                                                                   --------------
                                                                                                                        2,617,608
                                                                                                                   --------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 19.0%
    FNMA 15 Year, 5.00%, 10/01/17 .........................................   United States       1,705,429             1,687,107
    FNMA 15 Year, 5.50%, 10/01/17 - 1/01/21 ...............................   United States       5,993,427             6,016,401
    FNMA 15 Year, 5.50%, 1/01/21 ..........................................   United States       3,957,091             3,967,145
    FNMA 15 Year, 6.00%, 9/01/21 ..........................................   United States       5,315,273             5,403,970
    FNMA 15 Year, 6.50%, 7/01/20 ..........................................   United States       1,114,371             1,125,999
    FNMA 15 Year, 7.00%, 9/01/18 ..........................................   United States         403,598               421,220
  d FNMA 30 Year, 5.00%, 4/15/37 ..........................................   United States       3,000,000             2,897,814
    FNMA 30 Year, 5.50%, 8/01/33 - 1/01/36 ................................   United States      10,013,203             9,922,977
    FNMA 30 Year, 5.50%, 9/01/33 ..........................................   United States       4,451,230             4,414,755
  d FNMA 30 Year, 6.00%, 4/01/29 - 1/01/36 ................................   United States      14,858,525            14,996,054
    FNMA 30 Year, 6.50%, 8/01/32 - 6/01/36 ................................   United States      10,180,197            10,385,080
    FNMA 30 Year, 6.50%, 6/01/36 ..........................................   United States      10,065,113            10,281,084
    FNMA 30 Year, 8.00%, 10/01/29 .........................................   United States         327,731               346,570
    FNMA 30 Year, 8.50%, 8/01/26 ..........................................   United States         604,883               648,997
                                                                                                                   --------------
                                                                                                                       72,515,173
                                                                                                                   --------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 2.8%
    GNMA I SF 30 Year, 5.50%, 4/15/33 - 12/15/34 ..........................   United States       2,765,872             2,753,941
    GNMA I SF 30 Year, 5.50%, 12/15/34 ....................................   United States       4,063,055             4,044,967
    GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33 ..........................   United States       2,732,972             2,810,466


                                                              Annual Report | 15

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT a        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES (CONTINUED)
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE (CONTINUED)
    GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29 ..........................   United States         280,766        $      292,655
    GNMA II SF 30 Year, 8.00%, 1/20/28 - 2/20/32 ..........................   United States         534,237               564,797
                                                                                                                   --------------
                                                                                                                       10,466,826
                                                                                                                   --------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $142,794,245) ..................                                           141,831,690
                                                                                                                   --------------
  c ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
    SECURITIES 5.2%
    FINANCE 5.2%
    Argent Securities Inc., 2003-W5, M4, FRN, 6.658%, 10/25/33 ............   United States       3,032,196             3,105,572
    Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2,
       2A2, FRN, 5.57%, 2/25/35 ...........................................   United States       3,780,408             3,786,948
    GSAMP Trust, 2003-AHL, B1, FRN, 9.32%, 10/25/33 .......................   United States       1,781,417             1,799,964
    Merrill Lynch Mortgage Investors Trust, 2003-OPT1, B2, FRN,
       8.07%, 7/25/34 .....................................................   United States         351,202               356,551
    Morgan Stanley ABS Capital,
          2003-HE3, B1, FRN, 8.62%, 10/25/33 ..............................   United States       2,776,197             2,784,305
          2003-NC10, B1, FRN, 8.62%, 10/25/33 .............................   United States         712,089               721,586
    Morgan Stanley Dean Witter Capital I, 2003-NC3, B1, FRN, 8.32%,
       3/25/33 ............................................................   United States         815,291               725,282
    New Century Home Equity Loan Trust, 2003-2, M3, FRN, 9.02%,
       1/25/33 ............................................................   United States       2,818,863             2,824,515
    Option One Mortgage Loan Trust, 2003-6, M5, FRN, 8.62%,
       11/25/33 ...........................................................   United States       1,305,844             1,309,973
    Residential Asset Securities Corp., 2003-KS10, MII3, FRN, 7.87%,
       12/25/33 ...........................................................   United States         305,779               306,230
    Specialty Underwriting & Residential Finance, 2003-BC4, B2, FRN,
       7.82%, 11/25/34 ....................................................   United States         920,024               928,366
    Structured Asset Investment Loan Trust,
          2003-BC2, M3, FRN, 10.195%, 4/25/33 .............................   United States          13,987                14,013
          2003-BC13, M4, FRN, 8.07%, 11/25/33 .............................   United States       1,139,363             1,152,353
                                                                                                                   --------------
    TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
       SECURITIES (COST $19,624,446) ......................................                                            19,815,658
                                                                                                                   --------------
c,e SENIOR FLOATING RATE INTERESTS 52.2%
    COMMERCIAL SERVICES 6.3%
    Acxiom Corp., Term Loan B, 7.07% - 7.105%, 9/14/12 ....................   United States       1,094,000             1,097,381
    Affiliated Computer Services Inc.,
          Additional Term Loan, 7.319% - 7.32%, 3/20/13 ...................   United States       1,786,500             1,789,001
          Term Loan B, 7.32%, 3/20/13 .....................................   United States         493,750               494,441
    Buhrmann U.S. Inc., Term Loan D-1 Anton, 7.093%, 12/23/10 .............   United States       2,493,750             2,495,022
  d Cenveo Corp.,
          Delayed Draw Term Loan, 9.00%, 6/21/13 ..........................   United States         334,569               334,683
          Term Loan C, 9.00%, 6/21/13 .....................................   United States       1,605,931             1,606,477
    Dealer Computer Services Inc. (Reynolds & Reynolds), First Lien
          Term Loan, 7.35%, 10/26/12 ......................................   United States       1,691,500             1,692,836
    Dex Media West LLC, Term Loan B2, 6.82% - 6.86%, 3/09/10 ..............   United States       2,365,198             2,352,710


16 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT a        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
c,e SENIOR FLOATING RATE INTERESTS (CONTINUED)
    COMMERCIAL SERVICES (CONTINUED)
    Emdeon Business Services LLC, First Lien Term Loan, 7.60%,
       11/16/13 ...........................................................   United States       2,724,913        $    2,727,311
    IDEARC Inc. (Verizon Corp.), Term Loan B, 7.35%, 11/17/14 .............   United States       3,092,250             3,109,752
    Nielsen Finance LLC (VNU Inc.), Term Loan B, 7.61%, 8/09/13 ...........   United States       2,985,000             3,021,417
    R.H. Donnelley Inc., Term Loan D-2, 6.83% - 6.86%, 6/30/11 ............   United States       1,437,854             1,439,723
    Workflow Management Inc., Term Loan B, 9.36%, 11/30/11 ................   United States         972,662               972,010
    Worldspan LP, Term Loan B, 8.59% - 8.61%, 12/07/13 ....................   United States         897,750               900,722
                                                                                                                   --------------
                                                                                                                       24,033,486
                                                                                                                   --------------
    COMMUNICATIONS 3.7%
    Alaska Communications Systems Holdings Inc.,
          2005 Incremental Loan, 7.10%, 2/01/12 ...........................   United States         100,000               100,591
          Term Loan, 7.10%, 2/01/12 .......................................   United States       4,000,000             4,023,640
    Intelsat Corp. (Panamsat), Term Loan B2, 7.36%, 1/03/14 ...............   United States       3,930,150             3,976,526
    Intelsat Subsidiary Holding Co. Ltd., Term Loan B, 7.36%,
       6/30/13 ............................................................   United States       1,894,688             1,898,079
    West Corp., Term Loan B-2, 7.735% - 7.763%, 10/24/13 ..................   United States       1,895,250             1,904,271
    Windstream Corp., Tranche B-1, 6.85%, 7/17/13 .........................   United States       2,100,569             2,115,210
                                                                                                                   --------------
                                                                                                                       14,018,317
                                                                                                                   --------------
    CONSUMER DURABLES 2.6%
    Eastman Kodak Co.,
          Term Loan B1, 7.57%, 10/18/12 ...................................   United States       1,259,278             1,259,769
          Term Loan B2 (Delayed Draw), 7.57%, 10/18/12 ....................   United States         963,327               963,693
  d Jarden Corp., Term Loan B2, 7.10%, 1/24/12 ............................   United States       2,949,793             2,971,356
    Stile Acquisition Corp. (Masonite), Canadian Term Loan, 7.36%,
       4/05/13 ............................................................       Canada          1,248,673             1,219,117
    Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan, 7.36%,
       4/05/13 ............................................................   United States       1,250,800             1,221,194
    Tupperware Corp., Term Loan B, 6.84%, 12/05/12 ........................   United States       2,451,509             2,454,647
                                                                                                                   --------------
                                                                                                                       10,089,776
                                                                                                                   --------------
    CONSUMER NON-DURABLES 3.3%
    Acco Brands Corp., Term Loan B, 7.10% - 7.11%, 8/17/12 ................   United States         902,180               898,508
    Bumble Bee Foods LLC, Term Loan B, 7.11%, 5/02/12 .....................   United States         500,000               499,140
    CBRL Group (Cracker Barrel), Term Loan B1, 6.86%, 4/27/13 .............   United States         858,107               858,021
    Central Garden & Pet Co., Term Loan B, 6.82%, 9/30/12 .................   United States         270,606               271,218
    Constellation Brands Inc., Term Loan B, 6.875%, 6/05/13 ...............   United States       1,333,333             1,341,813
  d Dean Foods Co., Term Loan B, 8.75%, 4/02/14 ...........................   United States       2,100,000             2,102,289
    Del Monte Foods Co., Term Loan B, 6.82% - 6.86%, 2/08/12 ..............   United States         826,138               827,055
    Herbalife International Inc., Term Loan B, 6.82%, 7/21/13 .............   United States         598,000               597,916
    Michael Foods Inc., Term Loan B1, 7.36%, 11/21/10 .....................   United States       1,764,740             1,772,857
    Reynolds American Inc., Term Loan B, 7.104% - 7.125%,
       5/31/12 ............................................................   United States       1,786,500             1,794,253
    Southern Wine & Spirits of America Inc., Term Loan B, 6.85%,
       5/31/12 ............................................................   United States       1,613,126             1,619,805
                                                                                                                   --------------
                                                                                                                       12,582,875
                                                                                                                   --------------


                                                              Annual Report | 17

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT a        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
c,e SENIOR FLOATING RATE INTERESTS (CONTINUED)
    CONSUMER SERVICES 11.4%
    Arby's Restaurant Holdings LLC, Term Loan B, 7.59% - 7.61%,
       7/25/12 ............................................................   United States       1,575,423        $    1,581,300
  d Charter Communications Operating LLC,
          New First Lien Term Loan, 9.25%, 4/30/14 ........................   United States       1,000,000               998,820
          Term Loan B, 7.985%, 4/28/13 ....................................   United States       1,362,560             1,360,802
    Cinram International, Term Loan B, 7.11%, 5/05/11 .....................      Canada           2,566,612             2,556,474
    CSC Holdings Inc. (Cablevision), Incremental Term Loan, 7.11%,
       3/29/13 ............................................................   United States         794,000               795,914
    DIRECTV Holdings LLC, Term Loan B, 6.82%, 4/13/13 .....................   United States       1,121,914             1,125,706
    Education Management LLC, Term Loan B, 7.875%, 6/01/13 ................   United States       1,691,500             1,701,040
  d Entravision Communications Corp., Term Loan B, 6.86%,
       3/29/13 ............................................................   United States       1,983,500             1,992,902
  d Gatehouse Media Operating Inc.,
          Delayed Draw Term Loan, 9.00%, 8/28/14 ..........................   United States         489,130               489,370
          Term Loan B, 9.00%, 8/28/14 .....................................   United States       1,310,870             1,311,512
  d Gray Television Inc.,
          First Delay Draw, 8.75%, 12/21/14 ...............................   United States         237,838               238,368
          Second Delay Draw, 8.75%, 12/21/14 ..............................   United States          34,595                34,672
          Term Loan B, 8.75%, 12/21/14 ....................................   United States         527,568               528,744
    Hertz Corp.,
          Credit Link, 5.35%, 12/21/12 ....................................   United States         155,556               156,529
          Term Loan B, 7.07% - 7.09%, 12/21/12 ............................   United States         871,111               876,564
    Insight Midwest Holdings, Term Loan B, 7.36%, 4/02/14 .................   United States       3,200,000             3,220,640
    MCC Iowa,
          Term Loan D-1, 7.10% - 7.11%, 1/31/15 ...........................   United States       2,528,948             2,539,165
          Term Loan D-2 (Delayed Draw), 7.10%, 1/31/15 ....................   United States          58,853                59,090
    MediaNews Group Inc., Term Loan B, 6.57%, 12/30/10 ....................   United States       2,254,837             2,228,095
    Mission Broadcasting Inc., Term Loan B, 7.10%, 10/01/12 ...............   United States       1,677,136             1,671,853
    Nexstar Broadcasting Inc., Term Loan B, 7.10%, 10/01/12 ...............   United States       1,588,931             1,583,926
    Penn National Gaming Inc., Term Loan B, 7.10% - 7.15%,
       10/03/12 ...........................................................   United States       1,773,000             1,782,716
    Regal Cinemas Corp., Term Loan, 7.10%, 10/27/13 .......................   United States       3,837,125             3,854,776
  d Univision Communications Inc.,
          Delayed Draw Term Loan, 9.50%, 3/29/14 ..........................   United States         120,805               120,580
          Term Loan B, 9.50%, 9/29/14 .....................................   United States       1,879,195             1,876,169
    UPC Financing Partnership,
          Term Loan J2, 7.37%, 3/31/13 ....................................    Netherlands        2,000,000             2,002,820
          Term Loan K2, 7.37%, 12/31/13 ...................................    Netherlands        2,000,000             2,002,820
  f VML US Finance LLC (Venetian Macau),
          Delay Draw, 8.10%, 5/26/12 ......................................   United States         145,034               145,089
          Term Loan B, 8.10%, 5/26/13 .....................................   United States       1,333,333             1,333,933
    WMG Acquisition Corp. (Warner Music), Term Loan B,
       7.36% - 7.409%, 2/28/11 ............................................   United States       3,343,700             3,360,284
                                                                                                                   --------------
                                                                                                                       43,530,673
                                                                                                                   --------------


18 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT a        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
c,e SENIOR FLOATING RATE INTERESTS (CONTINUED)
    DISTRIBUTION SERVICES 0.7%
    ARAMARK Corp.,
          Synthetic LC, 7.445%, 1/26/14 ...................................   United States         184,356        $      185,256
          Term Loan B, 7.475%, 1/26/14 ....................................   United States       2,579,608             2,592,196
                                                                                                                   --------------
                                                                                                                        2,777,452
                                                                                                                   --------------
    ELECTRONIC TECHNOLOGY 1.8%
    Advanced Micro Devices Inc., Term Loan B, 7.57%, 12/31/13 .............   United States       2,021,995             2,031,155
    Marvell Technology Group Ltd., Term Loan, 7.35%, 11/09/09 .............      Bermuda          3,182,000             3,185,373
    Sanmina-SCI Corp., Term Loan, 7.875%, 1/31/08 .........................   United States         900,000               901,152
    Spirit Aerosystems Inc. (Onex Wind Finance LP), Term Loan B,
       7.11%, 12/31/11 ....................................................   United States         715,412               719,526
                                                                                                                   --------------
                                                                                                                        6,837,206
                                                                                                                   --------------
    ENERGY MINERALS 0.8%
    Citgo Petroleum Corp., Term Loan B, 6.716%, 11/15/12 ..................   United States       1,557,933             1,558,868
  d Western Refining Inc.,
          Delayed Draw Term Loan, 9.00%, 3/06/14 ..........................   United States         255,357               256,864
          Term Loan B, 9.00%, 3/06/14 .....................................   United States       1,044,643             1,050,806
                                                                                                                   --------------
                                                                                                                        2,866,538
                                                                                                                   --------------
    FINANCE 1.5%
    Ameritrade Holding Corp., Term Loan B, 6.82%, 12/31/12 ................   United States       1,865,659             1,871,536
    Avis Budget Car Rental LLC, Term Loan, 6.61%, 4/19/12 .................   United States         935,714               934,479
    Conseco Inc., Term Loan, 7.32%, 10/10/13 ..............................   United States         398,000               399,218
    Nasdaq Stock Market Inc.,
          Incremental Term Loan B, 7.07%, 4/18/12 .........................   United States         696,500               696,751
          Term Loan B, 7.07%, 4/18/12 .....................................   United States       1,214,113             1,214,477
          Term Loan C (Delayed Draw), 7.07%, 4/18/12 ......................   United States         703,793               704,004
                                                                                                                   --------------
                                                                                                                        5,820,465
                                                                                                                   --------------
    HEALTH SERVICES 3.9%
    DaVita Inc., Term Loan B-1, 6.82% - 6.86%, 10/15/12 ...................   United States       2,717,434             2,726,021
    Fresenius Medical Care Holdings Inc., Term Loan B,
       6.725% - 6.735%, 3/31/13 ...........................................   United States       2,475,000             2,480,420
    HCA Inc., Term Loan B-1, 7.60%, 11/18/13 ..............................   United States       2,992,500             3,021,497
    Health Management Associates Inc., Term Loan B, 7.10%,
       2/28/14 ............................................................   United States       3,800,000             3,811,856
    LifePoint Hospitals Inc., Term Loan B, 6.985%, 4/15/12 ................   United States       2,893,383             2,886,584
                                                                                                                   --------------
                                                                                                                       14,926,378
                                                                                                                   --------------
    INDUSTRIAL SERVICES 0.7%
    Allied Waste North America Inc.,
          Credit Link, 5.322%, 3/28/14 ....................................   United States         764,558               765,055
          Term Loan B, 7.06% - 7.15%, 1/15/12 .............................   United States       1,724,104             1,725,224
                                                                                                                   --------------
                                                                                                                        2,490,279
                                                                                                                   --------------


                                                              Annual Report | 19

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT a        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
c,e SENIOR FLOATING RATE INTERESTS (CONTINUED)
    NON-ENERGY MINERALS 0.6%
    Freeport-McMoRan Copper & Gold Inc., Term Loan B, 7.07%,
       3/19/14 ............................................................   United States       2,103,360        $    2,107,861
                                                                                                                   --------------
    PROCESS INDUSTRIES 5.2%
    Berry Plastics Holding Corp., Term Loan B, 7.11%, 9/20/13 .............   United States       1,004,950             1,004,880
    Domtar Corp., Term Loan, 6.695%, 3/07/12 ..............................   United States       1,100,000             1,100,231
    Georgia-Pacific Corp.,
          Additional Term Loan, 7.09%, 12/20/12 ...........................   United States         692,708               696,483
          Term Loan B, 7.09% - 7.10%, 12/20/12 ............................   United States       2,468,750             2,480,921
    Hexion Specialty Chemicals BV, Term Loan C-2, 7.875%,
       5/03/13 ............................................................    Netherlands          620,981               625,676
    Hexion Specialty Chemicals Inc., Term Loan C-1, 7.875%,
       5/03/13 ............................................................   United States       2,865,855             2,887,521
    Huntsman International LLC, Term Loan B, 7.07%, 8/16/12 ...............   United States       2,887,039             2,899,482
    Ineos U.S. Finance LLC,
          Term Loan B2, 7.58%, 12/16/13 ...................................   United States         396,000               398,693
          Term Loan C2, 8.08%, 12/23/14 ...................................   United States         396,000               398,697
    Lyondell Chemical Co., Term Loan, 6.86%, 8/16/13 ......................   United States       2,686,500             2,688,945
    Nalco Co., Term Loan B, 7.07% - 9.00%, 11/04/10 .......................   United States       2,317,082             2,340,415
    NewPage Corp., Term Loan, 7.625%, 5/02/11 .............................   United States       2,091,174             2,108,803
                                                                                                                   --------------
                                                                                                                       19,630,747
                                                                                                                   --------------
    PRODUCER MANUFACTURING 5.2%
    Cooper Standard Automotive Inc., Term Loan D, 7.875%,
       12/23/11 ...........................................................   United States         888,750               884,768
    Day International Group Inc., Term Loan B, 7.82%, 12/05/12 ............   United States         654,913               658,063
    Dresser Inc., Term Loan B, 8.125%, 10/31/13 ...........................   United States       1,923,567             1,926,260
    Euramax International Inc., Domestic Term Loan, 7.875%,
       6/29/12 ............................................................   United States         340,916               339,699
    GPS CCMP Merger Corp. (Generac), Term Loan B, 7.85%,
       11/09/13 ...........................................................   United States       2,115,333             2,130,204
    Headwaters Inc., Term Loan B, 7.32%, 4/30/11 ..........................   United States         520,428               519,835
    Nortek Inc., Term Loan, 7.32%, 8/27/11 ................................   United States       1,954,887             1,966,128
    Oshkosh Truck Corp.,
          Term Loan A, 7.10%, 12/06/11 ....................................   United States         975,000               975,848
          Term Loan B, 7.10%, 12/06/13 ....................................   United States       2,893,212             2,895,787
    Sensus Metering Systems Inc.,
          Term Loan B1, 7.35% - 7.387%, 12/17/10 ..........................   United States       2,277,285             2,274,689
          Term Loan B2, 7.32% - 7.387%, 12/17/10 ..........................     Luxembourg          246,706               246,425
    TriMas Co. LLC,
          Term Loan B, 8.11%, 8/02/13 .....................................   United States       1,608,840             1,615,661
          Tranche B-1 L/C, 8.07%, 8/02/13 .................................   United States         373,136               374,420
    TRW Automotive Inc., Term Loan B, 6.938%, 6/30/12 .....................   United States       2,940,000             2,942,146
                                                                                                                   --------------
                                                                                                                       19,749,933
                                                                                                                   --------------


20 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT a        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
c,e SENIOR FLOATING RATE INTERESTS (CONTINUED)
    REAL ESTATE INVESTMENT TRUSTS 1.8%
    Capital Automotive REIT, Term Loan B, 7.07%, 12/15/10 .................   United States       1,707,065        $    1,723,845
    CB Richard Ellis Services Inc., Term Loan B, 6.82%, 12/20/13 ..........   United States       2,892,750             2,890,812
    General Growth Properties Inc., Term Loan A-1, 6.57%, 2/24/10 .........   United States       2,373,538             2,368,411
                                                                                                                   --------------
                                                                                                                        6,983,068
                                                                                                                   --------------
    RETAIL TRADE 0.6%
    Neiman Marcus Group Inc., Term Loan, 7.346%, 4/06/13 ..................   United States       1,032,911             1,045,276
    Pantry Inc., Term Loan, 7.07%, 1/02/12 ................................   United States         630,024               630,679
    The William Carter Co., Term Loan B, 6.82% - 6.86%, 7/14/12 ...........   United States         688,312               688,801
                                                                                                                   --------------
                                                                                                                        2,364,756
                                                                                                                   --------------
    TECHNOLOGY SERVICES 0.9%
    Sungard Data Systems Inc., Term Loan B, 7.36%, 2/28/14 ................   United States       3,351,742             3,365,852
                                                                                                                   --------------
    TRANSPORTATION 0.1%
    United Air Lines Inc., Term Loan, 7.375%, 2/01/14 .....................   United States         350,182               349,946
                                                                                                                   --------------
    UTILITIES 1.1%
    LSP General Finance Co. LLC,
          Delay Draw, 7.10%, 5/04/13 ......................................   United States          27,685                27,724
          Term Loan, 7.10%, 5/04/13 .......................................   United States         622,222               623,106
    NRG Energy Inc.,
          Credit Link, 7.35%, 2/01/13 .....................................   United States         798,351               804,243
          Term Loan B, 7.35%, 2/01/13 .....................................   United States       2,633,577             2,652,987
                                                                                                                   --------------
                                                                                                                        4,108,060
                                                                                                                   --------------
    TOTAL SENIOR FLOATING RATE INTERESTS (COST $198,233,256) ..............                                           198,633,668
                                                                                                                   --------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 3.3%
c,g Government of Argentina, FRN, 5.475%, 8/03/12 .........................     Argentina         3,950,000             2,812,301
    Government of Malaysia, 8.60%, 12/01/07 ...............................     Malaysia          4,700,000 MYR         1,405,273
    Government of Poland, 6.00%, 5/24/09 ..................................      Poland           5,645,000 PLN         2,003,725
    Government of Singapore, 5.625%, 7/01/08 ..............................     Singapore         2,150,000 SGD         1,471,843
    Government of Sweden, 8.00%, 8/15/07 ..................................      Sweden           8,300,000 SEK         1,207,828
    Korea Treasury Note, 4.75%, 3/12/08 ...................................    South Korea    3,600,000,000 KRW         3,819,832
                                                                                                                   --------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
       (COST $12,152,596) .................................................                                            12,720,802
                                                                                                                   --------------
    TOTAL LONG TERM INVESTMENTS (COST $550,230,202) .......................                                           555,506,895
                                                                                                                   --------------
    SHORT TERM INVESTMENTS 5.8%
    GOVERNMENT BONDS 2.1%
  h Egypt Treasury Bill, 6/19/07 - 11/20/07 ...............................        Egypt          9,250,000 EGP         1,544,382
    Government of Canada, 7.25%, 6/01/07 ..................................       Canada          1,500,000 CAD         1,309,008
    Norwegian Treasury Bill, 9/19/07 - 12/19/07 ...........................       Norway          9,910,000 NOK         1,584,338
  h Thailand Treasury Bill, 7/19/07 - 9/06/07 .............................      Thailand       132,200,000 THB         3,721,240
                                                                                                                   --------------
                                                                                                                        8,158,968
                                                                                                                   --------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
       (COST $558,060,880) ................................................                                           563,665,863
                                                                                                                   --------------


                                                              Annual Report | 21

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY            SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MONEY MARKET FUND 3.7%
  i Franklin Institutional Fiduciary Trust Money Market Portfolio,
       4.99% ..............................................................   United States      14,081,139        $   14,081,139
                                                                                                                   --------------
    TOTAL SHORT TERM INVESTMENTS (COST $21,911,817) .......................                                            22,240,107
                                                                                                                   --------------
    TOTAL INVESTMENTS (COST $572,142,019) 151.7% ..........................                                           577,747,002
    PREFERRED SHARES (49.9)% ..............................................                                          (190,000,000)
    OTHER ASSETS, LESS LIABILITIES (1.8)% .................................                                            (6,933,773)
                                                                                                                   --------------
    NET ASSETS APPLICABLE TO COMMON SHARES 100.0% .........................                                        $  380,813,229
                                                                                                                   ==============

CURRENCY ABBREVIATIONS

CAD   - Canadian Dollar
EGP   - Egyptian Pounds
KRW   - South Korean Won
MYR   - Malaysian Ringgit
NOK   - Norwegian Krone
PLN   - Polish Zloty
SEK   - Swedish Krona
SGD   - Singapore Dollar
THB   - Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS

FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
L/C   - Letter of Credit
REIT  - Real Estate Investment Trust
SF    - Single Family

a     The principal amount is stated in U.S. dollars unless otherwise indicated.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2007, the aggregate value of these securities was $27,891,125, representing 7.32% of net assets.

c     The coupon rate shown represents the rate at period end.

d See Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.

e     See Note 1(f) regarding senior floating rate interests.

f     See Note 10 regarding unfunded loan commitments.

g The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

h     The security is traded on a discount basis with no stated coupon rate.

i See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................................................................   $ 558,060,880
      Cost - Sweep Money Fund (Note 8) ........................................................................      14,081,139
                                                                                                                  -------------
      Total cost of investments ...............................................................................   $ 572,142,019
                                                                                                                  =============
      Value - Unaffiliated issuers ............................................................................   $ 563,665,863
      Value - Sweep Money Fund (Note 8) .......................................................................      14,081,139
                                                                                                                  -------------
      Total value of investments ..............................................................................     577,747,002
   Cash .......................................................................................................       3,247,666
   Receivables:
      Investment securities sold ..............................................................................       4,941,850
      Interest ................................................................................................       5,810,020
                                                                                                                  -------------
         Total assets .........................................................................................     591,746,538
                                                                                                                  -------------
Liabilities:
   Payables:
      Investment securities purchased .........................................................................      18,199,240
      Affiliates ..............................................................................................         336,545
      Distributions to common shareholders ....................................................................       2,246,119
   Unrealized loss on unfunded loan commitments (Note 10) .....................................................           1,828
   Accrued expenses and other liabilities .....................................................................         149,577
                                                                                                                  -------------
         Total liabilities ....................................................................................      20,933,309
                                                                                                                  -------------
Preferred shares at redemption value [$25,000 liquidation preference per share (7,600 shares outstanding)] ....     190,000,000
                                                                                                                  -------------
            Net assets applicable to common shares ............................................................   $ 380,813,229
                                                                                                                  =============
Net assets applicable to common shares consist of:
   Paid-in capital ............................................................................................   $ 380,014,364
   Distributions in excess of net investment income ...........................................................      (2,834,292)
   Net unrealized appreciation (depreciation) .................................................................       5,608,059
   Accumulated net realized gain (loss) .......................................................................      (1,974,902)
                                                                                                                  -------------
            Net assets applicable to common shares ............................................................   $ 380,813,229
                                                                                                                  =============
Common shares outstanding .....................................................................................      26,739,511
                                                                                                                  =============
Net asset value per common share ..............................................................................   $       14.24
                                                                                                                  =============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the year ended March 31, 2007

Investment income:
   Dividends - Sweep Money Fund (Note 8) ......................................................................   $     479,241
   Interest ...................................................................................................      39,508,066
                                                                                                                  -------------
         Total investment income ..............................................................................      39,987,307
                                                                                                                  -------------
Expenses:
   Management fees (Note 4) ...................................................................................       2,804,999
   Administrative fees (Note 4) ...............................................................................       1,135,492
   Transfer agent fees ........................................................................................          73,720
   Custodian fees (Note 5) ....................................................................................          40,750
   Reports to shareholders ....................................................................................          59,084
   Professional fees ..........................................................................................          46,711
   Trustees' fees and expenses ................................................................................          56,568
   Auction agent fees and expenses ............................................................................         481,941
   Other ......................................................................................................          84,435
                                                                                                                  -------------
         Total expenses .......................................................................................       4,783,700
         Expense reductions (Note 5) ..........................................................................         (18,141)
                                                                                                                  -------------
            Net expenses ......................................................................................       4,765,559
                                                                                                                  -------------
               Net investment income ..........................................................................      35,221,748
                                                                                                                  -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .............................................................................................       2,407,515
      Foreign currency transactions ...........................................................................         (79,106)
                                                                                                                  -------------
               Net realized gain (loss) .......................................................................       2,328,409
                                                                                                                  -------------
Net change in unrealized appreciation (depreciation) on:
      Investments .............................................................................................       2,185,262
      Translation of assets and liabilities denominated in foreign currencies .................................           5,087
                                                                                                                  -------------
               Net change in unrealized appreciation (depreciation) ...........................................       2,190,349
                                                                                                                  -------------
Net realized and unrealized gain (loss) .......................................................................       4,518,758
                                                                                                                  -------------
Net increase (decrease) in net assets resulting from operations ...............................................      39,740,506
Distributions to preferred shareholders from net investment income ............................................      (9,492,218)
                                                                                                                  -------------
Net increase (decrease) in net assets applicable to common shares resulting from operations ...................   $  30,248,288
                                                                                                                  =============


24 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         -----------------------------------
                                                                                                YEAR ENDED MARCH 31,
                                                                                         -----------------------------------
                                                                                               2007               2006
                                                                                         -----------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................................................    $    35,221,748    $    31,497,261
      Net realized gain (loss) from investments and foreign currency transactions ...          2,328,409          1,841,824
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies ....          2,190,349         (4,448,879)
      Distributions to preferred shareholders from net investment income ............         (9,492,218)        (6,954,398)
                                                                                         -----------------------------------
            Net increase (decrease) in net assets applicable to common shares
               resulting from operations ............................................         30,248,288         21,935,808
                                                                                         -----------------------------------
      Distributions to common shareholders from net investment income ...............        (27,514,958)       (29,199,546)
            Net increase (decrease) in net assets ...................................          2,733,330         (7,263,738)
Net assets applicable to common shares:
   Beginning of year ................................................................        378,079,899        385,343,637
                                                                                         -----------------------------------
   End of year ......................................................................    $   380,813,229    $   378,079,899
                                                                                         ===================================
Distributions in excess of net investment income included in net assets:
   End of year ......................................................................    $    (2,834,292)   $    (4,058,057)
                                                                                         ===================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value. Short term investments are valued at cost.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask


26 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                              Annual Report | 27

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a to-be-announced (TBA) basis. Dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.


28 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SENIOR FLOATING RATE INTERESTS (CONTINUED)

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to common shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                                                              Annual Report | 29

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were 28,290,900 shares authorized (no par value). During the years ended March 31, 2006 and March 31, 2007, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. AUCTION RATE PREFERRED SHARES

On November 7, 2003 the Fund issued 2,534 Preferred Shares Series M, 2,533 Preferred Shares Series W and 2,533 Preferred Shares Series F, each with a $25,000 liquidation preference per share totaling $190,000,000. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. During the year ended March 31, 2007, the dividends on Preferred Shares ranged from 4.35% to 5.30%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody's Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the year ended March 31, 2007, all requirements were met.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                          AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                   Investment manager
Franklin Templeton Services LLC (FT Services)       Administrative manager

The Fund pays an investment management fee and administrative fee to Advisers and FT Services of 0.50% and 0.20%, respectively, per year of the average daily managed assets. Managed assets are defined as the Fund's gross asset value minus the sum of accrued liabilities, other than the liquidation value of the preferred shares.


30 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

   2014 .........................................................   $   601,751
   2015 .........................................................       895,576
                                                                    -----------
                                                                    $ 1,497,327
                                                                    ===========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2007, the Fund deferred realized capital losses of $476,898.

The tax character of distributions paid during the years ended March 31, 2007 and 2006, was as follows:

                                                  ----------------------------
                                                      2007            2006
                                                  ----------------------------
Distributions paid from ordinary income .......   $ 37,007,176   $  36,153,944

At March 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..........................................   $ 573,667,797
                                                                 =============

Unrealized appreciation ......................................   $   7,392,910
Unrealized depreciation ......................................      (3,313,705)
                                                                 -------------
Net unrealized appreciation (depreciation) ...................   $   4,079,205
                                                                 =============

Distributable earnings - undistributed ordinary income .......   $     936,928
                                                                 =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.


                                                              Annual Report | 31

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2007, aggregated $288,268,184 and $291,324,667, respectively.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK

The Fund has 65.70% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At March 31, 2007, unfunded commitments were as follows:

-----------------------------------------------------------------------------
                                                                    UNFUNDED
BORROWER                                                           COMMITMENT
-----------------------------------------------------------------------------
CBRL Group (Cracker Barrel), Term Loan B2 (Delayed Draw) .....    $   134,276
Charter Communications Operating LLC, Refinance
   First Lien Term Loan ......................................      1,362,560
VML US Finance LLC (Venetian Macau), Delay Draw ..............      1,021,633
                                                                  -----------
                                                                  $ 2,518,469
                                                                  ===========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.


32 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

11. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that Settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                              Annual Report | 33

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

12. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semiannual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


34 | Annual Report

Franklin Templeton
Limited Duration Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Limited Duration Income Trust (the "Fund") at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2007


                                                              Annual Report | 35

Franklin Templeton
Limited Duration Income Trust

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $31,967,170 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2007.


36 | Annual Report

Franklin Templeton
Limited Duration Income Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-------------------------------  --------------  -----------------  -------------------------  -------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------------------  --------------  -----------------  -------------------------  -------------------------------------
HARRIS J. ASHTON (1932)          Trustee         Since 2003         142                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                           company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)         Trustee         Since 2003         122                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM L. GINN (1937)               Trustee         Since April 2007   121                        Director, Chevron Corporation (global
One Franklin Parkway                                                                           energy company) and ICO Global
San Mateo, CA 94403-1906                                                                       Communications (Holdings) Limited
                                                                                               (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC; Chairman of the Board and Chief Executive Officer,
AirTouch Communications (1993-1998) and Pacific Telesis Groups (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee         Since 2005         142                        Director, Hess Corporation
One Franklin Parkway                                                                           (formerly, Amerada Hess Corporation)
San Mateo, CA 94403-1906                                                                       (exploration and refining of oil and
                                                                                               gas), H.J. Heinz Company (processed
                                                                                               foods and allied products), RTI
                                                                                               International Metals, Inc.
                                                                                               (manufacture and distribution of
                                                                                               titanium), Canadian National Railway
                                                                                               (railroad) and White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

-------------------------------  --------------  -----------------  -------------------------  -------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------------------  --------------  -----------------  -------------------------  -------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee         Since 2003         123                        Director, Center for Creative Land
One Franklin Parkway                                                                           Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee         Since 2005         141                        Director, Hess Corporation (formerly,
One Franklin Parkway                                                                           Amerada Hess Corporation)
San Mateo, CA 94403-1906                                                                       (exploration and refining of oil and
                                                                                               gas) and Sentient Jet (private jet
                                                                                               service); and FORMERLY, Director,
                                                                                               Becton Dickinson and Company (medical
                                                                                               technology), Cooper Industries, Inc.
                                                                                               (electrical products and tools and
                                                                                               hardware), Health Net, Inc.
                                                                                               (formerly, Foundation Health)
                                                                                               (integrated managed care), The Hertz
                                                                                               Corporation (car rental), Pacific
                                                                                               Southwest Airlines, The RCA
                                                                                               Corporation, Unicom (formerly,
                                                                                               Commonwealth Edison), UAL Corporation
                                                                                               (airlines) and White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Trustee         Since April 2007   140                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)            Trustee         Since 2006         122                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

-------------------------------  --------------  -----------------  -------------------------  -------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------------------  --------------  -----------------  -------------------------  -------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and     Since 2003         142                        None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee and     Since 2003         58                         None
One Franklin Parkway             Senior Vice
San Mateo, CA 94403-1906         President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Since 2004         Not Applicable             Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer       Since 2004         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2003         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

-------------------------------  --------------  -----------------  -------------------------  -------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------------------  --------------  -----------------  -------------------------  -------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2003         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2003         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services,
Inc.; Vice President, Templeton Global Advisors Limited and officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow,
U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
GREGORY E. JOHNSON (1961)        Vice President  Since 2003         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; Director, Templeton Global Advisers Limited; President,
Templeton Worldwide, Inc.; Vice President and Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 30 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)   President and   Since 2003         Not Applicable             Not Applicable
One Franklin Parkway             Chief
San Mateo, CA 94403-1906         Executive
                                 Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)         Vice President  Since 2006         Not Applicable             Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


40 | Annual Report

-------------------------------  --------------  -----------------  -------------------------  -------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------------------  --------------  -----------------  -------------------------  -------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since 2005         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief           Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to March 31, 2007, S. Joseph Fortunato and Gordon S. Macklin ceased to be a trustee of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE LISTING STANDARDS APPLICABLE TO THE FUND.


                                                              Annual Report | 41

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Limited Duration Income Trust ("Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy


42 | Annual Report

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewals. The Lipper report prepared for the Fund showed its investment performance in comparison with a performance universe consisting of all closed-end BBB-rated corporate debt funds as selected by Lipper during 2006, 2005 and 2004, being the Fund's first three full years of operation. Such report considers both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund's income return was in the highest quintile of it performance universe during each of the past three years, and its total return was in the second-highest quintile of such universe during 2006 and in the highest quintile of such universe during each of the prior year periods on an annualized basis. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a Lipper expense group consisting of the Fund and three other non-leveraged closed-end BBB-rated corporate debt funds as selected by Lipper. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's contractual investment management fee rate in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of contractual investment management fees. The results of such expense comparisons showed that the Fund's


                                                              Annual Report | 43

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

contractual investment management fee was the next to highest, and its total expenses were the highest in its Lipper expense group. The Lipper report also showed that the Fund's contractual investment management expense ratio was within five basis points of the Lipper expense group median, and its total expense ratio within twelve basis points of its Lipper expense group median. The Board found such expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. Fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, such cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares and growth following its initial public offering


44 | Annual Report

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the SEC to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the SEC. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2006. Additionally, the Fund expects to file, on or about May 31, 2007, such certifications with its Form N-CSR for the fiscal year ended March 31, 2007.


                                                              Annual Report | 45

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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/07                                              Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON     One Franklin Parkway
    INVESTMENTS        San Mateo, CA 94403-1906

ANNUAL REPORT

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTF A2007 05/07

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $31,437 for the fiscal year ended March 31 2007 and $28,091 for the fiscal year ended March 31 2006.

(b)  Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $10,920 for the fiscal year ended March 31 2007 and $10,500 for the fiscal year ended March 31 2006. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended March 31 2007 and $0 for the fiscal year ended March 31 2006. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $213 for the fiscal year ended March 31 2007 and $0 for the fiscal year ended March 31 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $176,074 for the fiscal year ended March 31 2007 and $0 for the fiscal year ended March 31 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

           (i) pre-approval of all audit and audit related services;

          (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

          (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $233,207 for the fiscal year ended March 31 2007 and $10,500 for the fiscal year ended March 31 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Robert F. Carlson, Frank W.T. LaHaye, Frank A. Olson and John B. Wilson.

ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

The recommendation of management on any issue is a factor, which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the 12-month period beginning July 1, 2005, and ending June 30, 2006.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of June 5, 2007 the portfolio managers of the Fund are as follows:

Roger Bayston, CFA, Richard Hsu, Christopher Molumphy, CFA and Eric G. Takaha, CFA, serve as the portfolio management team responsible for managing the Fund's portfolio investment. Each of them has experience managing Franklin mutual funds and private accounts.

Mr. Bayston has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1991.

Mr. Hsu has been a portfolio manager of the Fund since 2006. He joined Franklin Templeton Investments in 1996.

Mr. Molumphy has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.

Mr. Takaha has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1989.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2007.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

---------------------------------------------------------------------------------------------------------
                               ASSETS                        ASSETS OF
               NUMBER          OF OTHER                      OTHER POOLED               ASSETS OF
               OF OTHER        REGISTERED     NUMBER OF      INVESTMENTS                 OTHER
               REGISTERED      INVESTMENT     OTHER POOLED     VEHICLES     NUMBER OF    ACCOUNTS
               INVESTMENT      COMPANIES      INVESTMENT       MANAGED       OTHERS      MANAGED
               COMPANIES        MANAGED        VEHICLES        (X $1        ACCOUNTS     (X $1
NAME           MANAGED      (x $1 MILLION)     MANAGED/1      MILLION)/1    MANAGED/1    MILLION)/1
----------------------------------------------------------------------------------------------------------
Roger Bayston     5             7,567.2            5           3,638.0          1           163.0
----------------------------------------------------------------------------------------------------------
Richard Hsu       2             2,211.9            1           1,096.5          0             0
----------------------------------------------------------------------------------------------------------
Christopher
Molumphy          7             7,050.5            4           1,202.9          2            332.0
----------------------------------------------------------------------------------------------------------
Eric G. Takaha    5             6,187.2            2             547.7          2            867.0
----------------------------------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

            o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

            o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

            o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of March 31, 2007 (such amounts may change from time to time):

                                 Dollar Range of Fund
                                  Shares Beneficially
Portfolio Manager                       Owned
-------------------------------------------------------------
Roger Bayston                            None
-------------------------------------------------------------
Richard Hsu                              None
-------------------------------------------------------------
Christopher Molumphy                     None
-------------------------------------------------------------
Eric G. Takaha                           None
-------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.            N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A) (1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLTON LIMITED DURATION INCOME TRUST

By /s/JIMMY D. GAMBILL
   -------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date May 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date May 24, 2007


By /s/GALEN G. VETTER
   -------------------------
   Galen G. Vetter
   Chief Financial Officer
   Date May 24, 2007